Aura AI Photonics ETF Trading Symbol: PHOX Listed on NYSE Arca, Inc. Summary Prospectus July 29, 2026 www.aura-etfs.com/products/phox

Before you invest, you may want to review the Aura AI Photonics ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 29, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.aura-etfs.com/products/phox. You can also get this information at no cost by calling at 1-888-824-4467 or by sending an e-mail request to info@aura-etfs.com.

Investment Objective

The Aura AI Photonics ETF seeks to track the performance, before fees and expenses, of the VettaFi AI Photonics Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and Service (12b-1) Fees(2)	0.00%
Other Expenses(3)	0.00%
Total Annual Fund Operating Expenses	0.60%

(1)	The Fund’s adviser, Tidal Investments LLC (the “Adviser”) has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	The Fund has adopted a Rule 12b-1 Plan; however, the plan is currently inactive, and no fees are being charged pursuant to it.
(3)	Based on estimated for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$61	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund uses a passive management (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index follows a rules-based methodology (described generally below) designed to track the performance of global equity securities of companies listed on major country exchanges which are materially or principally engaged in the generation, transmission, and processing of data using light-based signaling for artificial intelligence (“AI”) computing. The equity securities in which the Fund may invest include ordinary shares and American Depository Receipts (“ADRs”).

To determine the universe of Index constituents, the Index follows a non-discretionary, rules-based methodology developed by VettaFi LLC (the “Index Provider”). The Index is owned, calculated, administered, and published by the Index Provider. The Fund’s sponsor, Aura ETFs Inc. (“Aura”), has no role in the development, maintenance, or administration of the Index or its methodology, and neither Aura nor the Adviser is affiliated with the Index Provider.

VettaFi AI Photonics Index

The Index’s initial investible universe consists of global equity securities listed on one of the country securities exchanges listed below (the “Universe”). The Index includes equity securities of companies involved in the following sub-themes (each, an “Optical and Photonic Company” and collectively, “Optical and Photonic Companies”):

●	Layer 1: The Raw Chemistry & Materials (The Soil): The foundational layer where exotic chemical compounds (like Indium Phosphide), specialized wafers, and next-generation polymers are engineered, providing the physical canvas because standard silicon cannot efficiently emit light.

●	Layer 2: The Raw Light & Micro-Optics (The Bulbs & Lenses): The physical hardware that generates, steers, and catches the light. This includes the bare laser diodes, the photodetectors, and the microscopic glass and plastic lenses that perfectly focus the beam into the fiber.

●	Layer 3: The Translators & Optical Intelligence (The Brains): The specialized semiconductor chips that bridge the electrical and optical worlds. This includes analog drivers to fire the lasers and complex Optical DSPs (Digital Signal Processors) that act as massive noise-canceling headphones to clean up the high-speed data signals.

●	Layer 4: Final Module Integration & Assembly (The Builders): The precise manufacturing and assembly stage where the chips, lasers, and lenses are robotically combined into the final, ready-to-use pluggable transceiver modules or advanced Co-Packaged Optics (CPO) interposers.

●	Layer 5: The Physical Highway & Network (The Infrastructure): The physical routing systems that connect the GPUs across the data center. This includes the massive Ethernet switches, the miles of high-density glass fiber-optic cabling, the physical connectors, and the long-haul optical systems linking separate buildings together.

●	Layer 6: The Toolmakers & Quality Control (The Inspectors): The “picks and shovels” layer that provides the multi-million-dollar lab testing equipment, validation platforms, and precision alignment tools required to ensure these ultra-fast components perform flawlessly before they are deployed by hyperscalers.

Companies that trade on the following country exchanges qualify for inclusion: Australia, Austria, Belgium, Canada, China, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, United Kingdom and United States.

A company must meet one of the following criteria to be considered an Optical and Photonic Company:

●	Principally Engaged (“Pureplay”): Companies with at least 50% of annual revenue derived from the photonics value chain, as well as pre-revenue companies whose business model is completely focused on the photonics value chain, as determined by the Index Provider in accordance with the Index's objective, rules-based methodology using publicly available information.

●	Materially Engaged: Companies with between 10% and 50% of annual revenue derived from the photonics value chain.

To be included in the Index, a company must have a market capitalization of at least US$100 million (US$80 million for current constituents) a minimum free float of 20%, a three-month average daily traded value of at least US$1 million, and have traded on at least 22 days during the three-month period prior to and including the selection date. The Index consists of the 25 highest-ranked eligible securities, ranked first by engagement classification (principally engaged before materially engaged) and then, within each engagement classification, by market capitalization.

Rebalancing Review and Index Weighting

The Index is rebalanced and reconstituted quarterly generally on the third Wednesday of January, April, July, and October based on data as of the last business day of the month prior to the date of such rebalance and reconstitution.

On each selection day, the following weighting methodology is used and it separately weights Optical and Photonic Companies that are principally engaged, materially engaged and pre-revenue.

●	Principally Engaged: These Optical and Photonic Companies will make up at least 80% of the Index. Index constituents are weighted by float-modified market capitalization with a maximum weight of 10% and a minimum weight of 2%.

●	Materially Engaged: Index constituents are weighted by float-modified market capitalization with a maximum weight of 4% and a minimum weight of 0.3%.

Securities with a weight greater than 5% are capped at an aggregate of 45% of the Index.

The Fund’s Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in Optical and Photonic Companies, as defined above.

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund. For example, representative sampling may be used when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index.

The Fund’s investments may include micro-, small-, medium- and large-capitalization companies.

The Fund is non-diversified.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of April 30, 2026, the Index is concentrated in the Semiconductors & Semiconductor Equipment, Technology Hardware & Equipment groups of industries.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its investment objective. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Optical and Photonic Companies Risk. The Fund invests in Optical and Photonic Companies, which may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress and government regulation. These companies are also heavily dependent on intellectual property rights, and challenges to or misappropriation of such rights could have a material adverse effect on such companies. Securities of Optical and Photonic Companies tend to be more volatile than securities of companies that rely less heavily on technology. Optical and Photonic Companies typically engage in significant amounts of spending on research and development, and rapid changes to the field could have a material adverse effect on a company’s operating results. Additionally, the development, design, manufacturing, and commercialization of optical and photonic technologies, as well as related subsystems, equipment, materials, and services, are complex and evolving, and may face unforeseen technical challenges (including integration, signal integrity, and manufacturing yield issues), supply chain disruptions, intense competition and pricing volatility, regulatory developments (including export controls on photonic and semiconductor technologies), and market acceptance uncertainties. The commercial adoption of optical interconnect and photonic technologies, including within data center and telecommunications infrastructure, is subject to the pace of broader industry transitions and capital expenditure cycles, which may be slower or more uneven than anticipated. As a result, investments in Optical and Photonic Companies may be subject to higher levels of risk and volatility.

Sector and Industry Risk. To the extent the Index concentrates in the securities of a particular sector or industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The concentration of the Fund’s portfolio on a specific sector, industry or industry group may present more risks than if the portfolio were broadly diversified over numerous groups of industries. The Fund’s performance may be especially sensitive to developments that significantly affect those sectors and industries.

Semiconductors & Semiconductor Equipment Industry Risks. Semiconductor companies may face intense competition, both domestically and internationally, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs.

Technology Hardware & Equipment Industry Risks. Technology hardware, storage and peripherals companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by these companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of technology hardware companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

Index Risk. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted.

Passive Investment Risk. The Fund is not actively managed and does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from other securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, fixed-income securities) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Early-Stage and Pre-Revenue Company Risk. The Fund may invest in early-stage, development-stage, or pre-revenue companies that have limited operating histories and may not generate meaningful revenues or profits. These companies face significant risks related to developing and commercializing their products or technologies, obtaining regulatory approvals, raising additional capital, and achieving market acceptance. They may be more likely to fail, restructure, or cease operations than more established companies. Their securities may be thinly traded and less liquid than those of larger, more established companies, making them more difficult to buy or sell and potentially resulting in greater price volatility. In addition, because these companies often have limited financial results, their valuations may be based largely on expectations regarding future growth or other uncertain factors, causing their securities to fluctuate significantly in value. Investments in these companies are speculative and may result in substantial or complete losses.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Cash Redemption Risk. An ETF’s investment strategy may require the Fund to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.

Market Capitalization Risk.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

●	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Early-Stage and Pre-Revenue Company Risk. The Fund may invest in early-stage, development-phase, or recently public companies that may not yet generate meaningful revenues or profits. These companies may face significant uncertainty regarding the successful development, commercialization, and market acceptance of their products and technologies. Early-stage companies may depend on external financing to fund operations and research and development activities, and such financing may not be available on favorable terms, or at all. These companies may also face regulatory hurdles, technological feasibility risks, competitive pressures, and execution challenges. Securities of early-stage companies may be highly volatile and speculative, and investments in such companies may result in substantial losses.

Non-U.S. and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including issuers located in emerging markets. Investments in non-U.S. securities involve risks that may not be present with investments in U.S. securities, including fluctuations in currency exchange rates; differences in accounting, auditing, and financial reporting standards; less stringent regulatory environments; reduced liquidity; and higher transaction costs. Non-U.S. markets may be more susceptible to political instability, changes in government policies, trade disputes, expropriation, nationalization, and social unrest. Emerging markets, in particular, may experience heightened volatility, capital controls, weaker legal systems, limited investor protections, and greater geopolitical risk. These factors may adversely affect the value and liquidity of the Fund’s investments.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in Index Components at all times or may hold securities not included in the Index.

Underlying Index Risk. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Unrelated Business Risk. Many of the companies in which the Fund will invest have other business lines unrelated to one of the thematic photonics value chain categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the photonics value chain businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of one or more of the photonics value chain categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate photonics value chain-related returns from other return sources.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.aura-etfs.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Kimberly Chan, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.aura-etfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.